UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 19, 2007

NAYNA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13822	83-0210455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4699 OLD IRONSIDES DRIVE, SUITE 420
SANTA CLARA, CALIFORNIA 95054

(Address of principal executive offices, including zip code)

(408) 956-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. BANKRUPTCY OR RECEIVERSHIP.

On November 19, 2007, Professional Satellite & Communication, LLC (“ProSAT”), a California limited liability company and a wholly owned subsidiary of Nayna Networks, Inc., filed a bankruptcy case under Chapter 7 of the United States Bankruptcy Code. The loss of ProSAT’s contract with DirecTV on July 31, 2007 directly contributed to the need for the bankruptcy filing. .

The parent company, Nayna Networks, Inc., and its other subsidiaries are not included in this filing.

The following information is relevant to the bankruptcy filing of ProSAT:

•	Name or other identification of the proceeding: Case number 07-06613-LA7
•	Identity of court or other governmental authority: United States Bankruptcy Court, Southern District of California
•	Date jurisdiction was assumed: November 19, 2007
•	Identity of receiver, fiscal agent or similar officer and date of appointment: Nancy Wolf, P.O. Box 420448, San Diego, CA 92142 (619) 239-9653 - appointed November 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAYNA NETWORKS, INC.

By:	/s/ Thomas P. Richtarich
Thomas P. Richtarich Chief Financial Officer

Date: November 27, 2007